[PHOTO]



                                      ANNUAL REPORT JUNE 30, 2000



Oppenheimer

MAIN STREET(R) SMALL CAP FUND



                                                [OPPENHEIMERFUNDS LOGO]

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
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TRANSFER AND SHAREHOLDER SERVICING AGENT
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TICKER SYMBOLS  Class A: OPMSX  Class B: OPMBX  Class C: OPMCX



1. At times this website may be inaccessible or its transaction feature may be unavailable.

                                                         [OPPENHEIMERFUNDS LOGO]

RA0847.001.0600  August 29, 2000

REPORT HIGHLIGHTS


    CONTENTS


1   President's Letter

3   An Interview
    with Your Fund's
    Managers

8   Fund Performance

13  FINANCIAL
    STATEMENTS

40  INDEPENDENT
    AUDITORS' REPORT

41  Federal
    Income Tax
    Information

42  Officers and Trustees

THE FUND GOT OFF TO A STRONG START during a period when small-cap stocks performed particularly well.

Overweighted positions in energy and healthcare, an underweighted position in financials, and GOOD STOCK SELECTION IN TECHNOLOGY ALL CONTRIBUTED POSITIVELY TO THE FUND'S STRONG PERFORMANCE.

WE SEE SIGNS THAT THE DISPARITIES IN VALUE BETWEEN LARGE AND SMALL STOCKS HAVE BEGUN TO CLOSE, creating a more favorable environment for small-cap investing.




CUMULATIVE
TOTAL RETURNS*

For the Period
from 8/2/99 to 6/30/00
Class A
Without       With
Sales Chg.    Sales Chg.
------------------------
47.98%        39.47%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------
47.08%        42.08%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------
47.08%        46.08%

Class Y
Without       With
Sales Chg.    Sales Chg.
------------------------
48.48%        48.48%


* SEE NOTES ON PAGE 12 FOR FURTHER DETAILS.

PRESIDENT'S LETTER

[PHOTO] [PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer
Main Street
Small Cap Fund

BRIDGET A. MACASKILL
President
Oppenheimer
Main Street
Small Cap Fund


DEAR SHAREHOLDER,

The 1990s, although not free of volatility, were distinguished by an overall bull market. In contrast, the year 2000 has been characterized so far as a relatively difficult investment environment with high levels of volatility.

   As we entered the year, a vital concern weighing on investors' minds was growing evidence of a trend toward higher inflation. While productivity improvements and various economic forces helped keep inflation low over the last decade, the year 2000 has seen upward pressure on wages and some prices. That's primarily because the U.S. economy has been growing at a vigorous pace, creating a labor shortage for businesses and high spending levels among consumers. In response, since the summer of 1999, the Federal Reserve Board raised short-term interest rates six times through June 30, 2000 in an attempt to forestall inflationary pressures.

   During that period, higher interest rates adversely affected many stocks and bonds. In a dramatic decline, previously high-flying technology stocks generally fell to more reasonable valuations. At the same time, long-neglected value stocks began to attract investor interest. The result: narrowing of the valuation gap between growth stocks and value stocks. Finally, in the bond market, higher interest rates caused prices of most fixed income securities to fall.

   At OppenheimerFunds, we were not surprised by these developments, many of which we anticipated in our recent letters to investors. What did concern us was that, prior to the April 2000 correction, we began to see disturbing signs that short-term trading was taking place not just in technology stocks, but also in mutual funds. Prudent investors will understand our concern: most stock and bond funds are carefully



                   1 OPPENHEIMER MAIN STREET SMALL CAP FUND

PRESIDENT'S LETTER


designed as long-term investments to help individuals and families progress toward significant financial goals. In general, short-term trading is risky and may compromise a well-planned financial strategy. It may also result in unforeseen adverse consequences, such as unnecessarily high tax bills.

   We continue to believe that maintaining a long-term perspective and practicing diversification are the fundamental drivers of consistent performance over time. These strategies have helped individual investors, as well as professional investors, weather declining markets and participate in rising ones. On the following pages, your portfolio manager discusses the long-term strategies and particular investment decisions that affected your fund during the reporting period.

   You can remain confident that our portfolio managers will continue to monitor areas of opportunity in the arenas in which your fund invests, as the effects of today's changing investment environment take hold. Knowing what's going on in the world's economies, markets and companies--and making investment decisions designed to try to take advantage of them over the long term--is central to what makes OppenheimerFunds The Right Way to Invest.



Sincerely,

/s/ JAMES C. SWAIN         /s/ BRIDGET A. MACASKILL

James C. Swain             Bridget A. Macaskill
July 24, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.




                   2 OPPENHEIMER MAIN STREET SMALL CAP FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Mark Zavanelli
(Portfolio Manager)
Charles Albers
(Portfolio Manager)
Nikolaos Monoyios
Alex Zhou


HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE SINCE ITS INCEPTION ON AUGUST 2, 1999?

A. We are pleased with Oppenheimer Main Street(R) Small Cap Fund's performance during the past year, especially given a volatile environment for many of the stocks in which we invest. We attribute the Fund's fast start to generally favorable market conditions and the effectiveness of our disciplined approach to security selection, which combines quantitative analysis with the judgement of experienced investment professionals. We also benefited from our decision to place slightly greater emphasis on growth-oriented stocks than value-oriented stocks during a period in which growth generally outperformed value.

WHAT IS THE FUND'S INVESTMENT APPROACH?

Oppenheimer Main Street Small Cap Fund seeks capital appreciation from stocks of companies with market values between $100 million and $2.5 billion. Our quantitative model evaluates over 1,000 small companies, looking for attractive investments among stocks from diverse industries and across a broad range of growth and value characteristics. For each company, we measure approximately 50 characteristics relating to earnings growth, valuation, momentum and risk. We also employ analytical models that help us determine which areas of the small-cap market, such as value-oriented or growth-oriented sectors, may offer the most attractive prospects under prevailing market conditions. Lastly, we adjust our opinion for each company based on management activities, such as share buybacks or offerings.

   Although the Fund is new, we bring to it an investing approach that we have used successfully for quite some time. As portfolio managers, we have been employing similar quantitative models for many years across a wide range of market cycles



                   3 OPPENHEIMER MAIN STREET SMALL CAP FUND

"WE CONTINUE TO ADHERE TO THE DISCIPLINED INVESTMENT STYLE THAT HAS HELPED THE FUND GET OFF TO A STRONG START."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

and conditions. In the process, we have conducted numerous research studies to validate and refine our approach. Equally important is the considerable experience we have gained in gauging the behavior of our models under a variety of economic environments and responding effectively to evolving, real-world market conditions. We believe our approach enables us to reduce investment risks while positioning the Fund to perform well in a wide spectrum of market conditions.

WHAT KINDS OF MARKET CONDITIONS CONFRONTED THE FUND DURING THE REPORTING PERIOD?

Equity markets demonstrated considerable strength during the period, supported by continued expansion of the U.S. economy, low rates of inflation, growing evidence of global economic recovery and diminishing fears of Y2K-related problems. These factors drove most broad market indices sharply higher during the last few months of 1999, with growth-oriented stocks generally outperforming value-oriented stocks.

   Small-cap stocks performed particularly well. In our opinion, due to several previous years of small-cap underperformance, small-cap stocks were attractively valued relative to large-cap stocks at the Fund's inception. During the reporting period, this valuation gap narrowed to the Fund's benefit.

   As the new year began, however, investors' views began to be colored by the threat of possible inflation. This remained the most serious negative factor affecting the markets. Although measurable inflation remained low, high levels of consumer spending fueled a rate of economic growth that many observers considered unsustainable. The Federal Reserve Board raised interest rates in an effort to slow the pace of economic growth and thereby head off inflation. The uncertainties associated with these issues culminated in a series of sharp declines and recoveries beginning in late March 2000 that affected virtually all segments of the equities market.



                   4 OPPENHEIMER MAIN STREET SMALL CAP FUND

CUMULATIVE
TOTAL RETURNS

For the Period from 8/2/99 to
6/30/00(1)

               Since
               Inception
-------------------------
Class A        39.47%
-------------------------
Class B        42.08
-------------------------
Class C        46.08
-------------------------
Class Y        48.48


HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

Through information generated by our quantitative models, we have built a diversified portfolio of over 300 stocks in a wide variety of industry sectors, such as energy, healthcare, financials and others. We also found slightly greater opportunities among growth-oriented stocks than among value-oriented stocks.

   These investment decisions generally benefited the Fund. The strong economic environment tended to favor growth-oriented stocks, which the Fund emphasized. Among industry sectors, many of our energy holdings rose sharply in value in response to rising prices for oil and gas. Our holdings among healthcare services and medical devices companies also prospered in response to strong earnings. Our decision to hold a relatively small position in the financial sector also proved beneficial, because financial stocks were hurt by the unfavorable interest rate environment.

   We also looked beyond the guidance of our quantitative models to assess opportunities in unconventional investment sectors. For example, although most biotechnology companies have not yet developed sufficient earnings or revenues to be highly scored by our models, in our professional judgment the sector offers a number of outstanding long-term investment opportunities. Accordingly, we allocated approximately 4% of the Fund's assets to biotechnology stocks.



1. See Notes on page 12 for further details.


                   5 OPPENHEIMER MAIN STREET SMALL CAP FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


SECTOR ALLOCATION(2)

[PIE CHART]

- Technology           21.4%
- Capital Goods        17.5
- Healthcare           16.7
- Energy               13.8
- Consumer
  Cyclicals            10.3
- Financial             5.8
- Communication
  Services              5.6
- Consumer
  Staples               4.2
- Basic Materials       2.9
- Transportation        1.1
- Utilities             0.7


DID ANY OTHER SECTORS SIGNIFICANTLY AFFECT THE FUND'S PERFORMANCE?

Technology was a particularly volatile sector during the period, rising strongly during the last few months of 1999 and the first few months of 2000, and then correcting sharply in late March, April and May 2000 before rallying again at the end of the period. However, for the year, the overall impact of our technology holdings was emphatically positive. In fact, as we look back on the past year, technology was one of the Fund's strongest-performing sectors, led by semiconductor manufacturers.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We remain optimistic about the long-term prospects for small-cap stocks. Although large-cap stocks have generally been favored by the market since approximately 1994, small-cap performance has been equal to, or better than, that of large-cap stocks over the longer term. We believe the current disparities in value between large and small stocks are unsustainable. During the reporting period, we saw that gap move somewhat closer to historical norms. If the trend continues, we believe small stocks should benefit.

   We will continue to adhere to the disciplined investment style that has helped the Fund get off to a strong start. Our quantitative models and fundamental research are designed to help us identify the best market sectors, investment styles and individual companies in the small-cap universe at any particular time. This disciplined, long-term approach to small-cap stocks is what makes Oppenheimer Main Street Small Cap Fund an important part of The Right Way to Invest.





2. Portfolio is subject to change. Percentages are as of June 30, 2000, and are based on total market value of common stock.



                   6 OPPENHEIMER MAIN STREET SMALL CAP FUND

TOP TEN STOCK HOLDINGS(2)
--------------------------------------------------------------
Quest Diagnostics, Inc.                                1.1%
--------------------------------------------------------------
Varian Semiconductor Equipment Associates, Inc.        1.1
--------------------------------------------------------------
C&D Technologies, Inc.                                 1.0
--------------------------------------------------------------
Three-Five Systems, Inc.                               1.0
--------------------------------------------------------------
Learning Tree International, Inc.                      1.0
--------------------------------------------------------------
Technitrol, Inc.                                       0.9
--------------------------------------------------------------
Power-One, Inc.                                        0.9
--------------------------------------------------------------
Tollgrade Communications, Inc.                         0.9
--------------------------------------------------------------
Excel Technology, Inc.                                 0.9
--------------------------------------------------------------
Quantra Services, Inc.                                 0.9

TOP FIVE COMMON STOCK INDUSTRIES(2)
--------------------------------------------------------------
Electronics                                           10.2%
--------------------------------------------------------------
Healthcare/Supplies & Services                         9.8
--------------------------------------------------------------
Manufacturing                                          7.5
--------------------------------------------------------------
Healthcare/Drugs                                       6.9
--------------------------------------------------------------
Industrial Services                                    6.3

2. Portfolio is subject to change. Percentages are as of June 30, 2000, and are based on total market value of common stock.




                   7 OPPENHEIMER MAIN STREET SMALL CAP FUND

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED?

Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended June 30, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended June 30, 2000, the U.S. economy enjoyed strong growth. Most equity markets rose until concerns over rising interest rates hindered performance in late March 2000. Small-cap stocks performed particularly well, narrowing a gap between the relative value of large- and small-cap stocks that had grown to unprecedented proportions in prior years. The Fund benefited from the relative strength in small-cap stocks. We also benefited from our emphasis on growth-oriented stocks over value-oriented stocks. Guided by our quantitative investment models, we identified and invested in several strong-performing sectors and individual stocks, while avoiding most investments in the weak-performing financial sector. Our best areas of investment were technology, energy and healthcare. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until June 30, 2000. The performance for all Class shares, A, B, C and Y is measured from August 2, 1999 to June 30, 2000, and the index performance began on July 31, 1999, for Class A, B, C and Y. The Fund performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.



                   8 OPPENHEIMER MAIN STREET SMALL CAP FUND

   The Fund's performance is compared to the performance of the Lipper Small-Cap Core Fund Index. The Lipper Small-Cap Core Fund Index includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar weighted median market capitalization of the S&P Small-Cap 600 Index.

   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.






                   9 OPPENHEIMER MAIN STREET SMALL CAP FUND

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
--   Oppenheimer Main Street Small Cap Fund (Class A)
--   Lipper Small-Cap Core Fund Index

[The following table was originally a line graph in the printed materials.]

                Oppenheimer Main Street             Lipper Small-Cap
                    Small Cap Fund                  Core Fund Index

8/2/99                 $ 9,425                         $10,000
9/30/99                  9,557                           9,573
12/31/99                12,125                          11,388
3/31/00                 12,994                          12,563
6/30/00                 13,948                          12,362

CUMMULATIVE TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 6/30/00(1)
LIFE 39.47%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
--   Oppenheimer Main Street Small Cap Fund (Class B)
--   Lipper Small-Cap Core Fund Index

[The following table was originally a line graph in the printed materials.]

                Oppenheimer Main Street             Lipper Small-Cap
                    Small Cap Fund                  Core Fund Index

8/2/99                 $10,000                         $10,000
9/30/99                 10,130                           9,573
12/31/99                12,824                          11,388
3/31/00                 13,726                          12,563
6/30/00                 14,708                          12,362

CUMMULATIVE TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 6/30/00(1)
LIFE 42.08%


1. See page 12 for further details.



                   10 OPPENHEIMER MAIN STREET SMALL CAP FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
--   Oppenheimer Main Street Small Cap Fund (Class C)
--   Lipper Small-Cap Core Fund Index

[The following table was originally a line graph in the printed materials.]

                Oppenheimer Main Street             Lipper Small-Cap
                    Small Cap Fund                  Core Fund Index

8/2/99                 $10,000                         $10,000
9/30/99                 10,130                           9,573
12/31/99                12,824                          11,388
3/31/00                 13,726                          12,563
6/30/00                 14,708                          12,362

CUMMULATIVE TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 6/30/00(1)
LIFE 46.08%


CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
--   Oppenheimer Main Street Small Cap Fund (Class Y)
--   Lipper Small-Cap Core Fund Index

[The following table was originally a line graph in the printed materials.]

                Oppenheimer Main Street             Lipper Small-Cap
                    Small Cap Fund                  Core Fund Index

8/2/99                 $10,000                         $10,000
9/30/99                 10,140                           9,573
12/31/99                12,874                          11,388
3/31/00                 13,816                          12,563
6/30/00                 14,848                          12,362

CUMMULATIVE TOTAL RETURN OF CLASS Y SHARES OF THE FUND AT 6/30/00(1)
LIFE 48.48%


1. See page 12 for further details.

The performance information for Lipper Small-Cap Core Fund Index in the graph begins on 7/31/99 for Class A, B, C and Y.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.


                   11 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES

ALTHOUGH THE FUND MAY INVEST IN INITIAL PUBLIC OFFERINGS (IPOS), DURING THE PAST FISCAL YEAR IT HAS NOT SIGNIFICANTLY DONE SO. HOWEVER, INVESTORS IN THE FUND SHOULD BE WILLING TO ACCEPT GREATER RISK OF LOSS BECAUSE OF POTENTIAL IPO INVESTMENTS, WHICH TEND TO BE MORE VOLATILE DUE TO THE LIMITED NUMBER OF SHARES AVAILABLE FOR TRADING.

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES AND CURRENT RETURNS MAY BE LESS THAN THE RESULTS SHOWN AS OF 6/30/00. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Cumulative total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

All classes were first publicly offered on 8/2/99.

Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5%. Class B shares are subject to an annual 0.75% asset-based sales charge.

Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1%. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.




                   12 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                FINANCIALS




























                   13 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS June 30, 2000

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
 COMMON STOCKS--98.5%
-----------------------------------------------------------------------------------
 BASIC MATERIALS--2.9%
-----------------------------------------------------------------------------------
 CHEMICALS--1.6%
 Bush Boake Allen, Inc.(1)                                   22,000     $  962,500
-----------------------------------------------------------------------------------
 Cambrex Corp.                                               17,000        765,000
-----------------------------------------------------------------------------------
 Georgia Gulf Corp.                                          27,000        561,937
-----------------------------------------------------------------------------------
 NOVA Chemicals Corp.                                        15,000        322,500
-----------------------------------------------------------------------------------
 SCP Pool Corp.(1)                                           66,000      1,551,000
-----------------------------------------------------------------------------------
 Spartech Corp.                                              10,000        270,000
                                                                        -----------
                                                                         4,432,937

-----------------------------------------------------------------------------------
 METALS--0.7%
 CIRCOR International, Inc.                                  75,000        614,062
-----------------------------------------------------------------------------------
 Lone Star Technologies, Inc.(1)                             28,000      1,295,000
                                                                        -----------
                                                                         1,909,062

-----------------------------------------------------------------------------------
 PAPER--0.6%
 Longview Fibre Co.                                          37,000        409,312
-----------------------------------------------------------------------------------
 Pactiv Corp.(1)                                             70,000        551,250
-----------------------------------------------------------------------------------
 Pope & Talbort, Inc.                                        45,000        720,000
-----------------------------------------------------------------------------------
 Rayonier, Inc.                                               4,300        154,262
-----------------------------------------------------------------------------------
                                                                         1,834,824

-----------------------------------------------------------------------------------
 CAPITAL GOODS--17.3%
-----------------------------------------------------------------------------------
 AEROSPACE/DEFENSE--1.7%
 Alliant Techsystems, Inc.(1)                                12,000        809,250
-----------------------------------------------------------------------------------
 L-3 Communications Holdings, Inc.(1)                        32,000      1,826,000
-----------------------------------------------------------------------------------
 Precision Castparts Corp.                                   20,000        905,000
-----------------------------------------------------------------------------------
 Teledyne Technologies, Inc.(1)                              70,000      1,172,500
                                                                        -----------
                                                                         4,712,750

-----------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--2.0%
 C-Cube Microsystems, Inc.(1)                                20,000        392,500
-----------------------------------------------------------------------------------
 GaSonics International Corp.(1)                             20,000        788,750
-----------------------------------------------------------------------------------
 Kemet Corp.(1)                                              16,000        401,000
-----------------------------------------------------------------------------------
 Littlefuse, Inc.(1)                                         30,000      1,470,000
-----------------------------------------------------------------------------------
 Technitrol, Inc.                                            27,000      2,615,625
                                                                        -----------
                                                                         5,667,875



                   14 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1

-----------------------------------------------------------------------------------
 INDUSTRIAL SERVICES--6.2%
 Administaff, Inc.(1)                                        16,000    $ 1,016,000
-----------------------------------------------------------------------------------
 Advanced Marketing Services, Inc.                           81,500      1,502,656
-----------------------------------------------------------------------------------
 Coflexip SA, Sponsored ADR                                  21,000      1,270,500
-----------------------------------------------------------------------------------
 Electroglas, Inc.(1)                                        35,000        752,500
-----------------------------------------------------------------------------------
 Excel Technology, Inc.(1)                                   48,000      2,415,000
-----------------------------------------------------------------------------------
 Forrester Research, Inc.(1)                                  8,000        582,500
-----------------------------------------------------------------------------------
 Graco, Inc.                                                 18,100        588,250
-----------------------------------------------------------------------------------
 Granite Construction, Inc.                                  20,000        490,000
-----------------------------------------------------------------------------------
 Helix Technology Corp.                                      20,000        780,000
-----------------------------------------------------------------------------------
 Insituform Technologies, Inc., Cl. A(1)                     35,300        957,512
-----------------------------------------------------------------------------------
 Keynote Systems, Inc.(1)                                     5,000        352,812
-----------------------------------------------------------------------------------
 Manhattan Associates, Inc.(1)                               10,000        250,000
-----------------------------------------------------------------------------------
 META Group, Inc.(1)                                         10,000        192,500
-----------------------------------------------------------------------------------
 National Computer Systems, Inc.                             17,500        861,875
-----------------------------------------------------------------------------------
 Pason Systems, Inc.(1)                                      40,000        242,964
-----------------------------------------------------------------------------------
 Planar Systems, Inc.(1)                                     20,000        258,750
-----------------------------------------------------------------------------------
 Quanta Services, Inc.(1)                                    43,500      2,392,500
-----------------------------------------------------------------------------------
 Startek, Inc.(1)                                            27,000      1,360,125
-----------------------------------------------------------------------------------
 Teekay Shipping Corp.                                       10,000        328,750
-----------------------------------------------------------------------------------
 United Stationers, Inc.(1)                                  10,000        323,750
-----------------------------------------------------------------------------------
 Zomax, Inc.(1)                                              50,000        656,250
                                                                       ------------
                                                                        17,575,194

-----------------------------------------------------------------------------------
 MANUFACTURING--7.4%
 Asyst Technologies, Inc.(1)                                 29,000        993,250
-----------------------------------------------------------------------------------
 Brooks Automation, Inc.(1)                                  10,000        639,375
-----------------------------------------------------------------------------------
 Cognex Corp.(1)                                             16,500        853,875
-----------------------------------------------------------------------------------
 Coherent, Inc.(1)                                           25,000      2,096,875
-----------------------------------------------------------------------------------
 Columbia Sportswear Co.(1)                                  16,000        430,000
-----------------------------------------------------------------------------------
 CoorsTek, Inc.(1)                                           15,000        690,000
-----------------------------------------------------------------------------------
 Credence Systems Corp.(1)                                   20,000      1,103,750
-----------------------------------------------------------------------------------
 CTS Corp.                                                    6,300        283,500
-----------------------------------------------------------------------------------
 Cuno, Inc.(1)                                               10,000        231,250
-----------------------------------------------------------------------------------
 FSI International, Inc.(1)                                  20,000        433,750
-----------------------------------------------------------------------------------
 GSI Lumonics, Inc.(1)                                       47,000      1,650,875




                   15 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
 MANUFACTURING Continued
 Imation Corp.(1)                                            30,600    $   898,875
-----------------------------------------------------------------------------------
 Kulicke & Soffa Industries, Inc.(1)                         23,000      1,365,625
-----------------------------------------------------------------------------------
 Mark IV Industries, Inc.                                    14,000        292,250
-----------------------------------------------------------------------------------
 Maverick Tube Corp.(1)                                      20,000        582,500
-----------------------------------------------------------------------------------
 Measurement Specialties, Inc.(1)                            37,000      1,419,875
-----------------------------------------------------------------------------------
 Oakley, Inc.(1)                                             66,000        759,000
-----------------------------------------------------------------------------------
 Paxar Corp.(1)                                              20,000        238,750
-----------------------------------------------------------------------------------
 Photon Dynamics, Inc.(1)                                     8,000        597,500
-----------------------------------------------------------------------------------
 Plexus Corp.(1)                                              9,000      1,017,000
-----------------------------------------------------------------------------------
 PRI Automation, Inc.(1)                                      5,000        326,953
-----------------------------------------------------------------------------------
 Robotic Vision System, Inc.(1)                              35,000        630,000
-----------------------------------------------------------------------------------
 Rudolph Technologies, Inc.(1)                                8,000        310,000
-----------------------------------------------------------------------------------
 SLI, Inc.                                                   35,000        424,375
-----------------------------------------------------------------------------------
 Three-Five Systems, Inc.(1)                                 48,000      2,832,000
                                                                       ------------
                                                                        21,101,203

-----------------------------------------------------------------------------------
 COMMUNICATION SERVICES--5.5%
-----------------------------------------------------------------------------------
 TELECOMMUNICATIONS: LONG DISTANCE--4.5%
 Accelerated Networks, Inc.(1)                                7,600        320,625
-----------------------------------------------------------------------------------
 ADTRAN, Inc.(1)                                             17,000      1,017,875
-----------------------------------------------------------------------------------
 Applied Signal Technology, Inc.                             50,000        578,125
-----------------------------------------------------------------------------------
 C&D Technologies, Inc.                                      52,000      2,938,000
-----------------------------------------------------------------------------------
 Corsair Communications, Inc.(1)                             51,000      1,466,250
-----------------------------------------------------------------------------------
 CT Communications, Inc.                                     21,000        597,187
-----------------------------------------------------------------------------------
 Lightbridge, Inc.(1)                                        20,000        477,500
-----------------------------------------------------------------------------------
 MasTec, Inc.(1)                                             16,500        630,094
-----------------------------------------------------------------------------------
 NICE Systems Ltd., Sponsored ADR(1)                         10,000        771,875
-----------------------------------------------------------------------------------
 SymmetriCom, Inc.(1)                                        53,000      1,338,250
-----------------------------------------------------------------------------------
 Tollgrade Communications, Inc.(1)                           19,000      2,517,500
-----------------------------------------------------------------------------------
 Tut Systems, Inc.(1)                                         5,000        286,875
                                                                       ------------
                                                                        12,940,156

-----------------------------------------------------------------------------------
 TELECOMMUNICATIONS: WIRELESS--0.9%
 Centigram Communications Corp.(1)                           60,000      1,533,750
-----------------------------------------------------------------------------------
 EMS Technologies, Inc.(1)                                   28,000        504,000
-----------------------------------------------------------------------------------
 Price Communications Corp.(1)                               22,130        521,438
                                                                       ------------
                                                                         2,559,188

-----------------------------------------------------------------------------------
 TELEPHONE UTILITIES--0.1%
 OCI Communications, Inc., Cl. B(1)                          30,000        215,631




                   16 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1

-----------------------------------------------------------------------------------
 CONSUMER CYCLICALS--10.2%
-----------------------------------------------------------------------------------
 AUTOS & HOUSING--1.8%
 Carlisle Cos., Inc.                                         25,000     $1,125,000
-----------------------------------------------------------------------------------
 Fastenal Co.                                                13,000        658,125
-----------------------------------------------------------------------------------
 NVR, Inc.(1)                                                 6,500        370,500
-----------------------------------------------------------------------------------
 Salton, Inc.(1)                                             38,000      1,401,250
-----------------------------------------------------------------------------------
 Southdown, Inc.                                             11,000        635,250
-----------------------------------------------------------------------------------
 Superior Industries International, Inc.                     19,000        489,250
-----------------------------------------------------------------------------------
 Trex Co., Inc.(1)                                            6,000        300,000
                                                                        -----------
                                                                         4,979,375

-----------------------------------------------------------------------------------
 CONSUMER SERVICES--1.5%
-----------------------------------------------------------------------------------
 Advo, Inc.(1)                                               38,000      1,596,000
-----------------------------------------------------------------------------------
 Grey Advertising, Inc.                                       1,000        520,000
-----------------------------------------------------------------------------------
 Heidrick & Struggles International, Inc.(1)                  1,000         63,125
-----------------------------------------------------------------------------------
 On Assignment, Inc.(1)                                      67,000      2,043,500
                                                                        -----------
                                                                         4,222,625

-----------------------------------------------------------------------------------
 LEISURE & ENTERTAINMENT--0.7%
 Argosy Gaming Co.(1)                                        15,000        215,625
-----------------------------------------------------------------------------------
 Crestline Capital Corp.(1)                                  10,000        170,625
-----------------------------------------------------------------------------------
 Isle of Capri Casinos, Inc.(1)                              90,000      1,220,625
-----------------------------------------------------------------------------------
 Station Casinos, Inc.(1)                                    20,000        500,000
                                                                        -----------
                                                                         2,106,875

-----------------------------------------------------------------------------------
 MEDIA--1.0%
 Penton Media, Inc.                                          26,000        910,000
-----------------------------------------------------------------------------------
 R.H. Donnelley Corp.                                        35,200        682,000
-----------------------------------------------------------------------------------
 Scholastic Corp.(1)                                         20,000      1,222,500
                                                                        -----------
                                                                         2,814,500

-----------------------------------------------------------------------------------
 RETAIL: SPECIALTY--3.9%
 1-800 CONTACTS, Inc.(1)                                     13,000        611,000
-----------------------------------------------------------------------------------
 Braun's Fashions Corp.(1)                                   62,500      2,292,969
-----------------------------------------------------------------------------------
 Hot Topic, Inc.(1)                                          40,000      1,280,000
-----------------------------------------------------------------------------------
 Insight Enterprises, Inc.(1)                                15,000        889,687
-----------------------------------------------------------------------------------
 Justin Industries, Inc.                                     25,000        546,875
-----------------------------------------------------------------------------------
 Michaels Stores, Inc.(1)                                    20,000        916,250
-----------------------------------------------------------------------------------
 PC Connection, Inc.(1)                                      22,500      1,282,500




                   17 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
 RETAIL: SPECIALTY Continued
 Pier 1 Imports, Inc.                                       110,000    $ 1,072,500
-----------------------------------------------------------------------------------
 Timberland Co., Cl. A(1)                                    23,000      1,628,687
-----------------------------------------------------------------------------------
 Yankee Candle, Inc. (The)(1)                                18,000        389,250
-----------------------------------------------------------------------------------
 Zale Corp.(1)                                                5,500        200,750
                                                                       ------------
                                                                        11,110,468

-----------------------------------------------------------------------------------
 TEXTILE/APPAREL & HOME FURNISHINGS--1.3%
 Gildan Activewear, Inc., Cl. A(1)                           27,000        992,250
-----------------------------------------------------------------------------------
 Guess ?, Inc.(1)                                            37,000        518,000
-----------------------------------------------------------------------------------
 Kenneth Cole Productions, Inc., Cl. A(1)                    27,000      1,080,000
-----------------------------------------------------------------------------------
 Steven Madden Ltd.(1)                                       60,000        393,750
-----------------------------------------------------------------------------------
 Too, Inc.(1)                                                30,000        763,125
                                                                       ------------
                                                                         3,747,125

-----------------------------------------------------------------------------------
 CONSUMER STAPLES--4.1%
-----------------------------------------------------------------------------------
 BEVERAGES--0.2%
 Canandaigua Brands, Inc., Cl. A(1)                          11,000        554,812
-----------------------------------------------------------------------------------
 EDUCATION--1.1%
 Career Education Corp.(1)                                    7,000        339,500
-----------------------------------------------------------------------------------
 Learning Tree International, Inc.(1)                        45,000      2,756,250
                                                                       ------------
                                                                         3,095,750

-----------------------------------------------------------------------------------
 ENTERTAINMENT--1.7%
 Applebee's International, Inc.                              31,300        948,781
-----------------------------------------------------------------------------------
 Aztar Corp.(1)                                              25,000        387,500
-----------------------------------------------------------------------------------
 Brinker International, Inc.(1)                              12,000        351,000
-----------------------------------------------------------------------------------
 CEC Entertainment, Inc.(1)                                  27,000        691,875
-----------------------------------------------------------------------------------
 Cheesecake Factory (The)(1)                                 22,500        618,750
-----------------------------------------------------------------------------------
 P.F. Chang's China Bistro, Inc.(1)                          13,000        415,187
-----------------------------------------------------------------------------------
 Rare Hospitality International, Inc.(1)                     31,000        875,750
-----------------------------------------------------------------------------------
 Ruby Tuesday, Inc.                                          44,000        552,750
                                                                       ------------
                                                                         4,841,593



                   18 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
 FOOD--1.0%
 Green Mountain Coffee, Inc.(1)                              27,200     $  474,300
-----------------------------------------------------------------------------------
 NBTY, Inc.(1)                                               82,000        522,750
-----------------------------------------------------------------------------------
 Performance Food Group Co.(1)                               30,000        960,000
-----------------------------------------------------------------------------------
 Suiza Foods Corp.(1)                                        17,000        830,875
                                                                        -----------
                                                                         2,787,925

-----------------------------------------------------------------------------------
 HOUSEHOLD GOODS--0.1%
 Water Pik Technologies, Inc.(1)                             65,000        406,250

-----------------------------------------------------------------------------------
 ENERGY--13.5%
-----------------------------------------------------------------------------------
 ENERGY SERVICES--2.8%
 Cabot Oil & Gas Corp., Cl. A                                40,000        847,500
-----------------------------------------------------------------------------------
 Cal Dive International, Inc.(1)                             15,000        812,812
-----------------------------------------------------------------------------------
 Cross Timbers Oil Co.                                       85,000      1,880,625
-----------------------------------------------------------------------------------
 Grey Wolf, Inc.(1)                                         150,000        750,000
-----------------------------------------------------------------------------------
 Gulf Island Fabrication, Inc.(1)                            25,000        425,000
-----------------------------------------------------------------------------------
 Pogo Producing Co.                                          10,000        221,250
-----------------------------------------------------------------------------------
 Rowan Cos., Inc.(1)                                         30,000        911,250
-----------------------------------------------------------------------------------
 St. Mary Land & Exploration Co.                             45,000      1,892,812
-----------------------------------------------------------------------------------
 Superior Energy Services, Inc.(1)                           31,000        321,625
                                                                        -----------
                                                                         8,062,874

-----------------------------------------------------------------------------------
 OIL: DOMESTIC--6.0%
 Barrett Resources Corp.(1)                                  15,000        456,562
-----------------------------------------------------------------------------------
 Berry Petroleum Co., Cl. A                                  25,000        425,000
-----------------------------------------------------------------------------------
 Brown (Tom), Inc.(1)                                        14,000        322,875
-----------------------------------------------------------------------------------
 Callon Petroleum Co.(1)                                     73,000      1,085,875
-----------------------------------------------------------------------------------
 Chieftain International, Inc.(1)                             4,300         82,999
-----------------------------------------------------------------------------------
 Chieftain International, Inc.(1)                            40,100        764,406
-----------------------------------------------------------------------------------
 Frontier Oil Corp.(1)                                      123,800        990,400
-----------------------------------------------------------------------------------
 Genesis Exploration Ltd.(1)                                150,000      1,113,586
-----------------------------------------------------------------------------------
 Helmerich & Payne, Inc.                                     30,000      1,121,250
-----------------------------------------------------------------------------------
 HS Resources, Inc.(1)                                       30,000        900,000
-----------------------------------------------------------------------------------
 Key Production Co., Inc.(1)                                 15,600        273,000
-----------------------------------------------------------------------------------
 Louis Dreyfus Natural Gas Corp.(1)                          10,000        313,125
-----------------------------------------------------------------------------------
 Mitchell Energy & Development Corp., Cl. B                  56,000      1,799,000
-----------------------------------------------------------------------------------
 Newfield Exploration Co.(1)                                 18,000        704,250




                   19 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
 OIL: DOMESTIC Continued
 Noble Affiliates, Inc.                                      12,000    $   447,000
-----------------------------------------------------------------------------------
 Patterson Energy, Inc.(1)                                   16,000        456,000
-----------------------------------------------------------------------------------
 Pennzoil-Quaker State Co.                                   60,000        723,750
-----------------------------------------------------------------------------------
 Santa Fe Snyder Corp.(1)                                    40,000        455,000
-----------------------------------------------------------------------------------
 Stone Energy Corp.(1)                                       17,700      1,057,575
-----------------------------------------------------------------------------------
 Swift Energy Co.(1)                                         24,000        681,000
-----------------------------------------------------------------------------------
 Tesoro Petroleum Corp.(1)                                   44,000        445,500
-----------------------------------------------------------------------------------
 Triton Energy Ltd.(1)                                       20,000        786,250
-----------------------------------------------------------------------------------
 Unit Corp.(1)                                               45,000        607,500
-----------------------------------------------------------------------------------
 Valero Energy Corp.                                         35,000      1,111,250
                                                                       ------------
                                                                        17,123,153

-----------------------------------------------------------------------------------
 OIL: INTERNATIONAL--4.7%
 Anderson Exploration Ltd.(1)                                85,727      1,556,358
-----------------------------------------------------------------------------------
 Beau Canada Exploration Ltd.(1)                            449,500        491,456
-----------------------------------------------------------------------------------
 Berkley Petroleum Corp.(1)                                 149,700        944,655
-----------------------------------------------------------------------------------
 Canadian 88 Energy Corp.                                    80,000        164,704
-----------------------------------------------------------------------------------
 Canadian Hunter Exploration Ltd.(1)                         62,000      1,315,988
-----------------------------------------------------------------------------------
 Compton Petroleum Corp.(1)                                 225,000        394,817
-----------------------------------------------------------------------------------
 Encal Energy Ltd.(1)                                       108,000        685,159
-----------------------------------------------------------------------------------
 Ensign Resource Service Group, Inc.                         44,000      1,449,146
-----------------------------------------------------------------------------------
 Paramount Resources Ltd.                                    95,600        977,485
-----------------------------------------------------------------------------------
 Petromet Resources Ltd.(1)                                 250,000        894,243
-----------------------------------------------------------------------------------
 Precision Drilling Corp.(1)                                 34,500      1,332,562
-----------------------------------------------------------------------------------
 Prize Energy, Inc.(1,2)                                  1,985,249        562,735
-----------------------------------------------------------------------------------
 Ranger Oil Ltd.(1)                                          91,400        491,526
-----------------------------------------------------------------------------------
 Rio Alto Exploration Ltd.(1)                                40,000        731,592
-----------------------------------------------------------------------------------
 Trican Well Service Ltd.(1)                                 50,100        449,706
-----------------------------------------------------------------------------------
 Vermilion Resources Ltd.(1)                                209,800      1,005,318
                                                                       ------------
                                                                        13,447,450

-----------------------------------------------------------------------------------
 FINANCIAL--5.7%
-----------------------------------------------------------------------------------
 BANKS--2.5%
 American Financial Holdings, Inc.                           40,000        635,000
-----------------------------------------------------------------------------------
 Corus Bankshares, Inc.                                       7,000        185,062
-----------------------------------------------------------------------------------
 Downey Financial Corp.                                      25,000        725,000
-----------------------------------------------------------------------------------
 First Midwest Bancorp, Inc.                                 22,500        523,125






                   20 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
 BANKS Continued
 GBC Bancorp                                                 20,000     $  585,000
-----------------------------------------------------------------------------------
 Greater Bay Bancorp                                         17,000        794,750
-----------------------------------------------------------------------------------
 Imperial Bancorp(1)                                         36,600        569,587
-----------------------------------------------------------------------------------
 Investors Financial Services Corp.                          26,000      1,031,875
-----------------------------------------------------------------------------------
 National Bancorp of Alaska, Inc.                            15,000        538,125
-----------------------------------------------------------------------------------
 PFF Bancorp, Inc.                                           20,000        365,000
-----------------------------------------------------------------------------------
 Riggs National Corp.                                        15,000        189,375
-----------------------------------------------------------------------------------
 Silicon Valley Bancshares(1)                                15,000        639,375
-----------------------------------------------------------------------------------
 Whitney Holding Corp.                                        8,000        273,500
                                                                        -----------
                                                                         7,054,774

-----------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL--0.8%
 Affiliated Managers Group, Inc.(1)                          10,000        455,000
-----------------------------------------------------------------------------------
 CompuCredit Corp.(1)                                        14,000        420,000
-----------------------------------------------------------------------------------
 Eaton Vance Corp.                                            4,800        222,000
-----------------------------------------------------------------------------------
 John Nuveen Co. (The), Cl. A                                 4,100        171,944
-----------------------------------------------------------------------------------
 Metris Cos., Inc.                                           27,000        678,375
-----------------------------------------------------------------------------------
 Southwest Securities Group, Inc.                            10,000        372,500
                                                                        -----------
                                                                         2,319,819

-----------------------------------------------------------------------------------
 INSURANCE--2.4%
 AmerUs Life Holdings, Inc., Cl. A                           10,000        206,250
-----------------------------------------------------------------------------------
 Commerce Group, Inc. (The)                                  40,000      1,180,000
-----------------------------------------------------------------------------------
 Everest Re Group Ltd.                                       35,000      1,150,625
-----------------------------------------------------------------------------------
 Gallagher (Arthur J.) & Co.                                 22,200        932,400
-----------------------------------------------------------------------------------
 Leucadia National Corp.                                     15,000        342,188
-----------------------------------------------------------------------------------
 MONY Group, Inc. (The)                                      37,000      1,251,063
-----------------------------------------------------------------------------------
 Old Republic International Corp.                            20,000        330,000
-----------------------------------------------------------------------------------
 RenaissanceRe Holdings Ltd.                                 20,000        871,250
-----------------------------------------------------------------------------------
 StanCorp Financial Group, Inc.                              15,000        481,875
                                                                        -----------
                                                                         6,745,651

-----------------------------------------------------------------------------------
 HEALTHCARE--16.4%
-----------------------------------------------------------------------------------
 HEALTHCARE/DRUGS-6.8%
 Aclara Biosciences, Inc.(1)                                  4,500        229,219
-----------------------------------------------------------------------------------
 Alkermes, Inc.(1)                                           12,000        565,500
-----------------------------------------------------------------------------------
 Alpharma, Inc., Cl. A                                       27,000      1,680,750




                   21 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
 HEALTHCARE/DRUGS Continued
 Andrx Corp.(1)                                              37,000    $ 2,365,109
-----------------------------------------------------------------------------------
 Antigenics, Inc.(1)                                          4,400         73,150
-----------------------------------------------------------------------------------
 BioCryst Pharmaceuticals, Inc.(1)                           10,000        286,875
-----------------------------------------------------------------------------------
 Collaterial Therapeutics, Inc.(1)                           10,000        253,594
-----------------------------------------------------------------------------------
 Corixa Corp.(1)                                             10,000        429,375
-----------------------------------------------------------------------------------
 CuraGen Corp.(1)                                             8,000        304,500
-----------------------------------------------------------------------------------
 Dentsply International, Inc.                                50,000      1,540,625
-----------------------------------------------------------------------------------
 Edwards Lifesciences Corp.(1)                               20,000        370,000
-----------------------------------------------------------------------------------
 IntraBiotics Pharmaceuticals, Inc.(1)                       25,000        667,188
-----------------------------------------------------------------------------------
 Jones Pharma, Inc.                                          24,000        958,500
-----------------------------------------------------------------------------------
 LifePoint Hospitals, Inc.(1)                                40,000        890,000
-----------------------------------------------------------------------------------
 Noven Pharmaceuticals, Inc.(1)                              45,000      1,352,813
-----------------------------------------------------------------------------------
 Pharmacyclics, Inc.(1)                                       8,000        488,000
-----------------------------------------------------------------------------------
 Protein Design Labs, Inc.(1)                                 6,000        989,719
-----------------------------------------------------------------------------------
 RehabCare Group, Inc.(1)                                    20,000        545,000
-----------------------------------------------------------------------------------
 Sequenom, Inc.(1)                                            4,300        195,113
-----------------------------------------------------------------------------------
 Syncor International Corp.(1)                                8,000        576,000
-----------------------------------------------------------------------------------
 Thoratec Laboratories Corp.(1)                              20,000        323,750
-----------------------------------------------------------------------------------
 Trigon Healthcare, Inc.(1)                                  25,000      1,289,063
-----------------------------------------------------------------------------------
 Trimeris, Inc.(1)                                            9,000        629,438
-----------------------------------------------------------------------------------
 Ventiv Health, Inc.(1)                                     135,000      1,501,875
-----------------------------------------------------------------------------------
 Vertex Pharmaceuticals, Inc.(1)                              7,000        737,625
                                                                       ------------
                                                                        19,242,781

-----------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES--9.6%
 ADAC Laboratories(1)                                        25,000        600,000
-----------------------------------------------------------------------------------
 Arrow International, Inc.                                   37,000      1,239,500
-----------------------------------------------------------------------------------
 ArthroCare Corp.(1)                                          8,000        426,000
-----------------------------------------------------------------------------------
 Beckman Coulter, Inc.                                        6,000        350,250
-----------------------------------------------------------------------------------
 Biosite Diagnostics, Inc.(1)                                 6,000        289,125
-----------------------------------------------------------------------------------
 Cerus Corp.(1)                                              20,000      1,023,750
-----------------------------------------------------------------------------------
 Cooper Companies, Inc. (The)                                55,000      2,000,625
-----------------------------------------------------------------------------------
 CorVel Corp.(1)                                             40,000        987,500
-----------------------------------------------------------------------------------
 Cytyc Corp.(1)                                              30,000      1,601,250
-----------------------------------------------------------------------------------
 Datascope Corp.                                             34,100      1,227,600
-----------------------------------------------------------------------------------
 First Health Group Corp.(1)                                 40,000      1,312,500
-----------------------------------------------------------------------------------
 Gentiva Health Services, Inc.(1)                            40,000        325,000
-----------------------------------------------------------------------------------
 Hooper Holmes, Inc.                                         40,000        320,000
-----------------------------------------------------------------------------------
 ICU Medical, Inc.(1)                                        54,500      1,471,500






                   22 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1

-----------------------------------------------------------------------------------
 HEALTHCARE/SUPPLIES & SERVICES Continued
 IMPATH, Inc.(1)                                             18,000    $   976,500
-----------------------------------------------------------------------------------
 INAMED Corp.(1)                                             14,000        512,750
-----------------------------------------------------------------------------------
 Mid Atlantic Medical Services, Inc.(1)                      70,000        945,000
-----------------------------------------------------------------------------------
 Option Care, Inc.(1)                                        40,000        200,000
-----------------------------------------------------------------------------------
 Oxford Health Plans, Inc.(1)                                25,000        595,313
-----------------------------------------------------------------------------------
 PacifiCare Health Systems, Inc.(1)                           6,000        361,125
-----------------------------------------------------------------------------------
 Patterson Dental Co.(1)                                     13,000        663,000
-----------------------------------------------------------------------------------
 PolyMedica Corp.(1)                                         18,000        778,500
-----------------------------------------------------------------------------------
 Priority Healthcare Corp., Cl. B(1)                         20,000      1,486,250
-----------------------------------------------------------------------------------
 Quest Diagnostics, Inc.(1)                                  42,000      3,139,500
-----------------------------------------------------------------------------------
 SonoSite, Inc.(1)                                           14,000        403,375
-----------------------------------------------------------------------------------
 Techne Corp.(1)                                             11,500      1,495,000
-----------------------------------------------------------------------------------
 Triad Hospitals, Inc.(1)                                    40,000        967,500
-----------------------------------------------------------------------------------
 Zoll Medical Corp.(1)                                       35,000      1,715,000
                                                                       ------------
                                                                        27,413,413

-----------------------------------------------------------------------------------
 TECHNOLOGY--21.2%
-----------------------------------------------------------------------------------
 COMPUTER HARDWARE--2.6%
 Apex, Inc.(1)                                               12,000        525,000
-----------------------------------------------------------------------------------
 Cybex Computer Products Corp.(1)                            21,000        889,875
-----------------------------------------------------------------------------------
 Henry (Jack) & Associates, Inc.                             24,000      1,203,000
-----------------------------------------------------------------------------------
 In Focus Systems, Inc.(1)                                   59,000      1,899,063
-----------------------------------------------------------------------------------
 Marvell Technology Group Ltd.(1)                             3,700        210,900
-----------------------------------------------------------------------------------
 Mentor Graphics Corp.(1)                                    40,000        795,000
-----------------------------------------------------------------------------------
 NUR Macroprinters Ltd.(1)                                   35,000        507,500
-----------------------------------------------------------------------------------
 Phoenix Technologies Ltd.(1)                                15,000        244,688
-----------------------------------------------------------------------------------
 Procom Technology, Inc.(1)                                   5,000        258,438
-----------------------------------------------------------------------------------
 Silicon Storage Technology, Inc.(1)                         10,000        883,125
                                                                       ------------
                                                                         7,416,589

-----------------------------------------------------------------------------------
 COMPUTER SERVICES--0.9%
 American Management Systems, Inc.(1)                        25,700        843,683
-----------------------------------------------------------------------------------
 Cerner Corp.(1)                                             15,000        408,750
-----------------------------------------------------------------------------------
 Integral Systems, Inc.(1,3)                                 25,000        325,549
-----------------------------------------------------------------------------------
 Kopin Corp.(1)                                               9,500        657,875
-----------------------------------------------------------------------------------
 Viant Corp.(1)                                              10,000        296,250
                                                                       ------------
                                                                         2,532,107




                   23 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
 COMPUTER SOFTWARE--5.1%
 Allaire Corp.(1)                                             7,000    $   257,250
-----------------------------------------------------------------------------------
 Alteon Websystems, Inc.(1)                                   5,000        500,313
-----------------------------------------------------------------------------------
 AXENT Technologies, Inc.(1)                                 12,000        297,750
-----------------------------------------------------------------------------------
 BARRA, Inc.(1)                                              18,000        892,125
-----------------------------------------------------------------------------------
 Breakaway Solutions, Inc.(1)                                10,000        270,000
-----------------------------------------------------------------------------------
 Documentum, Inc.(1)                                          5,000        446,875
-----------------------------------------------------------------------------------
 FileNet Corp.(1)                                            37,000        679,875
-----------------------------------------------------------------------------------
 Informatica Corp.(1)                                        13,000      1,065,188
-----------------------------------------------------------------------------------
 Innodata Corp.(1)                                           50,000        468,750
-----------------------------------------------------------------------------------
 Interwoven, Inc.(1)                                          3,000        329,953
-----------------------------------------------------------------------------------
 IntraNet Solutions, Inc.(1)                                 13,000        498,875
-----------------------------------------------------------------------------------
 MapInfo Corp.(1)                                            30,000      1,218,750
-----------------------------------------------------------------------------------
 Metasolv Software, Inc.(1)                                  14,000        616,000
-----------------------------------------------------------------------------------
 Netegrity, Inc.(1)                                           6,000        451,875
-----------------------------------------------------------------------------------
 NetIQ Corp.(1)                                               6,000        357,750
-----------------------------------------------------------------------------------
 ONYX Software Corp.(1)                                       1,200         35,625
-----------------------------------------------------------------------------------
 Rainbow Technologies, Inc.(1)                               25,000      1,215,625
-----------------------------------------------------------------------------------
 SERENA Software, Inc.(1)                                    37,000      1,680,031
-----------------------------------------------------------------------------------
 StorageNetworks, Inc.(1)                                     2,000        180,500
-----------------------------------------------------------------------------------
 Sybase, Inc.(1)                                             59,000      1,357,000
-----------------------------------------------------------------------------------
 Symantec Corp.(1)                                           17,000        916,938
-----------------------------------------------------------------------------------
 TeleTech Holdings, Inc.(1)                                  10,000        310,625
-----------------------------------------------------------------------------------
 Verity, Inc.(1)                                             10,000        380,000
                                                                       ------------
                                                                        14,427,673

-----------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--2.2%
 Anixter International, Inc.(1)                              38,000      1,007,000
-----------------------------------------------------------------------------------
 Cable Design Technologies Corp.(1)                          33,000      1,105,500
-----------------------------------------------------------------------------------
 Canadian Satellite Communications, Inc.                     30,400        482,149
-----------------------------------------------------------------------------------
 Carrier Access Corp.(1)                                     16,000        846,000
-----------------------------------------------------------------------------------
 Gentner Communications Corp.(1)                             35,000        490,000
-----------------------------------------------------------------------------------
 Inet Technologies, Inc.(1)                                   8,000        434,000
-----------------------------------------------------------------------------------
 Newport Corp.                                               12,000      1,288,500
-----------------------------------------------------------------------------------
 Tekelec(1)                                                  10,000        481,875
                                                                       ------------
                                                                         6,135,024




                   24 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
 ELECTRONICS--10.0%
 Actel Corp.(1)                                              27,000   $  1,231,875
-----------------------------------------------------------------------------------
 Aeroflex, Inc.(1)                                           10,000        496,875
-----------------------------------------------------------------------------------
 Anaren Microwave, Inc.(1)                                   15,000      1,968,516
-----------------------------------------------------------------------------------
 Burr-Brown Corp.(1)                                          6,500        563,469
-----------------------------------------------------------------------------------
 Cymer, Inc.(1)                                              13,000        620,750
-----------------------------------------------------------------------------------
 DDi Corp./CA(1)                                             11,000        313,500
-----------------------------------------------------------------------------------
 DuPont Photomasks, Inc.(1)                                   5,000        342,500
-----------------------------------------------------------------------------------
 Elantec Semiconductor, Inc.(1)                              20,000      1,392,500
-----------------------------------------------------------------------------------
 Electro Scientific Industries, Inc.(1)                      22,000        968,688
-----------------------------------------------------------------------------------
 Exar Corp.(1)                                               19,000      1,656,563
-----------------------------------------------------------------------------------
 Integrated Silicon Solution, Inc.(1)                        26,000        988,000
-----------------------------------------------------------------------------------
 Mattson Technology, Inc.(1)                                 10,000        325,000
-----------------------------------------------------------------------------------
 Merix Corp.(1)                                              33,300      1,565,100
-----------------------------------------------------------------------------------
 MKS Instruments, Inc.(1)                                    27,000      1,056,375
-----------------------------------------------------------------------------------
 Mobility Electronics, Inc.(1)                               12,700        165,100
-----------------------------------------------------------------------------------
 Oak Technology, Inc.(1)                                     30,000        646,875
-----------------------------------------------------------------------------------
 Pericom Semiconductor Corp.(1)                              10,000        680,000
-----------------------------------------------------------------------------------
 PLX Technology, Inc.(1)                                     29,500      1,224,250
-----------------------------------------------------------------------------------
 Power-One, Inc.(1)                                          22,500      2,563,594
-----------------------------------------------------------------------------------
 Rogers Corp.(1)                                             25,000        875,000
-----------------------------------------------------------------------------------
 Semitool, Inc.(1)                                           20,000        346,250
-----------------------------------------------------------------------------------
 Supertex, Inc.(1)                                           10,000        502,500
-----------------------------------------------------------------------------------
 Trimble Navigation Ltd.(1)                                  20,000        976,250
-----------------------------------------------------------------------------------
 TriQuint Semiconductor, Inc.(1)                              5,000        478,438
-----------------------------------------------------------------------------------
 Varian Medical Systems, Inc.(1)                             32,000      1,252,000
-----------------------------------------------------------------------------------
 Varian Semiconductor Equipment Associates, Inc.(1)          47,500      2,983,594
-----------------------------------------------------------------------------------
 Varian, Inc.(1)                                             51,000      2,352,375
                                                                       ------------
                                                                        28,535,937

-----------------------------------------------------------------------------------
 PHOTOGRAPHY--0.4%
 Concord Camera Corp.(1)                                     50,000      1,043,750
-----------------------------------------------------------------------------------
 TRANSPORTATION--1.0%
-----------------------------------------------------------------------------------
 RAILROADS & TRUCKERS--0.8%
 Heartland Express, Inc.(1)                                  23,500        392,156
-----------------------------------------------------------------------------------
 Landstar System, Inc.(1)                                    24,900      1,483,106
-----------------------------------------------------------------------------------
 XTRA Corp.(1)                                               11,100        437,756
                                                                       ------------
                                                                         2,313,018






                   25 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS Continued

                                                                      MARKET VALUE
                                                             SHARES     SEE NOTE 1
-----------------------------------------------------------------------------------
 SHIPPING--0.2%
 C.H. Robinson Worldwide, Inc.                                6,000   $    297,000
-----------------------------------------------------------------------------------
 Newport News Shipbuilding, Inc.                             11,000        404,250
                                                                      -------------
                                                                           701,250

-----------------------------------------------------------------------------------
 UTILITIES--0.7%
-----------------------------------------------------------------------------------
 GAS UTILITIES--0.7%
 Philips NV, New York Shares                                 25,000      1,206,250
-----------------------------------------------------------------------------------
 Questar Corp.                                               18,000        348,750
-----------------------------------------------------------------------------------
 Western Gas Resources, Inc.                                 21,000        441,000
                                                                      -------------
                                                                         1,996,000
                                                                      -------------
 Total Common Stocks (Cost $223,044,236)                               280,127,381

                                                              UNITS

===================================================================================
 RIGHTS, WARRANTS AND CERTIFICATES--0.1%
-----------------------------------------------------------------------------------

 Axxent, Inc. Wts., Exp. 7/31/00 (Cost $866,039)             70,000        440,246

                                                          PRINCIPAL
                                                             AMOUNT
===================================================================================
 REPURCHASE AGREEMENTS--1.3%
-----------------------------------------------------------------------------------

 Repurchase agreement with Banc One Capital
 Markets, Inc., 6.55%, dated 6/30/00, to be
 repurchased at $3,766,055 on 7/3/00,
 collateralized by U.S. Treasury Nts., 5%-7.50%,
 8/31/00-5/15/08, with a value of $2,839,404 and
 U.S. Treasury Bonds, 5.25%-12%, 8/15/03
 11/15/28, with a value of $1,003,033 (Cost
 $3,764,000)                                             $3,764,000      3,764,000
-----------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $227,674,275)               99.9%   284,331,627
-----------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                0.1        146,874
                                                         --------------------------
 NET ASSETS                                                   100.0%  $284,478,501
                                                         ==========================





FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2000. The aggregate fair value of securities of affiliated companies held by the Fund as of June 30, 2000 amounts to $562,735. Transactions during the period in which the issuer was an affiliate are as follows:

                                   SHARES          GROSS         GROSS              SHARES
                           AUGUST 2, 1999      ADDITIONS    REDUCTIONS       JUNE 30, 2000

-------------------------------------------------------------------------------------------------------------------
 Prize Energy, Inc.                    --      1,985,249            --           1,985,249

3. Identifies issues considered to be illiquid or restricted-See Note 6 of Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                   26 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2000



======================================================================================================
 ASSETS
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $227,438,055)                                               $283,768,892
 Affiliated companies (cost $236,220)                                                          562,735
------------------------------------------------------------------------------------------------------

 Receivables and other assets:
 Shares of beneficial interest sold                                                          1,021,847
 Investments sold                                                                              130,996
 Interest and dividends                                                                         69,292
 Other                                                                                             456
                                                                                          ------------
 Total assets                                                                              285,554,218

======================================================================================================
 LIABILITIES
 Bank overdraft                                                                                 40,660
------------------------------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency contracts                                               9
------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                         510,662
 Distribution and service plan fees                                                            178,533
 Shares of beneficial interest redeemed                                                        110,935
 Shareholder reports                                                                            75,008
 Transfer and shareholder servicing agent fees                                                  71,639
 Registration and filing fees                                                                   63,201
 Trustees' compensation                                                                            693
 Other                                                                                          24,377
                                                                                          ------------
 Total liabilities                                                                           1,075,717

======================================================================================================
 NET ASSETS                                                                               $284,478,501
                                                                                          ============

======================================================================================================
 COMPOSITION OF NET ASSETS
 Paid-in capital                                                                          $225,668,748
------------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investments and foreign currency transactions              2,152,481
------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets and
 liabilities denominated in foreign currencies                                              56,657,272
                                                                                          ------------

 NET ASSETS                                                                               $284,478,501
                                                                                          ============






                   27 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES Continued


--------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $141,721,444 and 9,592,564 shares of beneficial interest outstanding)                           $14.77
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price)                                                                        $15.67
--------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $99,060,183
 and 6,748,205 shares of beneficial interest outstanding)                                        $14.68
--------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $43,695,392
 and 2,976,081 shares of beneficial interest outstanding)                                        $14.68
--------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $1,482 and 100 shares of beneficial interest outstanding)                         $14.82





 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                   28 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM AUGUST 2, 1999 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 2000
=================================================================================================
 INVESTMENT INCOME
 Dividends                                                                           $   561,807
-------------------------------------------------------------------------------------------------
 Interest                                                                                362,235
                                                                                     -----------
 Total income                                                                            924,042

=================================================================================================
 EXPENSES
 Management fees                                                                       1,011,905
-------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                 193,207
 Class B                                                                                 471,651
 Class C                                                                                 199,517
-------------------------------------------------------------------------------------------------
 Shareholder reports                                                                     105,804
-------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                            98,624
-------------------------------------------------------------------------------------------------
 Registration and filing fees                                                             63,446
-------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                              11,029
-------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                               7,077
-------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                      662
-------------------------------------------------------------------------------------------------
 Other                                                                                   361,670
                                                                                     -----------
 Total expenses                                                                        2,524,592
 Less expenses paid indirectly                                                            (5,811)
                                                                                     -----------
 Net expenses                                                                          2,518,781

=================================================================================================
 NET INVESTMENT LOSS                                                                  (1,594,739)

=================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments                                                                           3,962,987
 Foreign currency transactions                                                           (30,618)
                                                                                     -----------
 Net realized gain                                                                     3,932,369

-------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                          56,782,923
 Translation of assets and liabilities denominated in foreign currencies                (125,651)
                                                                                     -----------
 Net change                                                                           56,657,272
                                                                                     -----------
 Net realized and unrealized gain                                                     60,589,641

=================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $58,994,902
                                                                                     ===========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.








                   29 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS





                                                                      PERIOD ENDED
                                                                     JUNE 30, 2000(1)
-------------------------------------------------------------------------------------
 OPERATIONS
 Net investment loss                                                 $  (1,594,739)
-------------------------------------------------------------------------------------
 Net realized gain                                                       3,932,369
-------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                  56,657,272
                                                                     ----------------

 Net increase in net assets resulting from operations                   58,994,902

=====================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Distributions from net realized gain:
 Class A                                                                  (103,503)
 Class B                                                                   (73,371)
 Class C                                                                   (30,682)
 Class Y                                                                        (2)

=====================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                               111,751,357
 Class B                                                                78,616,337
 Class C                                                                35,220,463
 Class Y                                                                        --

=====================================================================================
 NET ASSETS
 Total increase                                                        284,375,501
-------------------------------------------------------------------------------------
 Beginning of period                                                       103,000(2)
                                                                     ----------------
 End of period                                                        $284,478,501
                                                                     ================







1. For the period from August 2, 1999 (commencement of operations) to June 30, 2000.

2. Reflects the value of the Manager's initial seed money investment at June 29, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



                   30 OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

                                                                    CLASS A                CLASS B
                                                                     PERIOD                 PERIOD
                                                                      ENDED                  ENDED
                                                                   JUNE 30,               JUNE 30,
                                                                    2000(1)                2000(1)
====================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                $10.00                 $10.00
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                   (.06)                  (.11)
 Net realized and unrealized gain                                      4.85                   4.81
                                                                     -------------------------------
 Total income from investment operations                               4.79                   4.70
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                                  (.02)                  (.02)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $14.77                 $14.68
                                                                     ===============================

====================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                  47.98%                 47.08%

====================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                          $141,721                $99,060
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                 $ 75,295                $51,951
 Ratios to average net assets:(3)
 Net investment loss                                                  (0.82)%                (1.53)%
 Expenses                                                              1.50%                  2.21%
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                108%                   108%




1. For the period from August 2, 1999 (commencement of operations) to June 30, 2000.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                   31 OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS Continued


                                                                    CLASS C                CLASS Y
                                                                     PERIOD                 PERIOD
                                                                      ENDED                  ENDED
                                                                   JUNE 30,               JUNE 30,
                                                                    2000(1)                2000(1)
-----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                $10.00                 $10.00
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                   (.10)                  (.04)
 Net realized and unrealized gain                                      4.80                   4.88
                                                                     --------------------------------
 Total income from investment operations                               4.70                   4.84
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                                  (.02)                  (.02)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $14.68                 $14.82
                                                                     ================================

=====================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                  47.08%                 48.48%

=====================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                           $43,695                     $1
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                  $21,984                     $1
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                                  (1.54)%                (0.37)%
 Expenses                                                              2.21%                  1.18%
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                108%                   108%



1. For the period from August 2, 1999 (commencement of operations) to June 30, 2000.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                   32 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Small Cap Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale




                   33 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended June 30, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $22,409, a decrease in accumulated net investment loss of $1,594,739, and a decrease in accumulated net realized gain on investments of $1,572,330. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unreal-





                   34 OPPENHEIMER MAIN STREET SMALL CAP FUND ized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                                                          PERIOD ENDED JUNE 30, 2000(1)
                                                                        SHARES                   AMOUNT
--------------------------------------------------------------------------------------------------------

 CLASS A
 Sold                                                               11,029,007             $129,912,372
 Dividends and/or
 distributions reinvested                                                8,382                   98,911
 Redeemed                                                           (1,454,825)             (18,259,926)
                                                                ----------------------------------------
 Net increase                                                        9,582,564             $111,751,357
                                                                ========================================


--------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                                                7,409,304             $ 87,079,411
 Dividends and/or
 distributions reinvested                                                5,719                   67,313
 Redeemed                                                             (666,918)              (8,530,387)
                                                                ----------------------------------------
 Net increase                                                        6,748,105             $ 78,616,337
                                                                ========================================

--------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                                                3,277,979             $ 39,061,579
 Dividends and/or
 distributions reinvested                                                2,495                   29,373
 Redeemed                                                             (304,493)              (3,870,489)
                                                                ----------------------------------------
 Net increase                                                        2,975,981             $ 35,220,463
                                                                ========================================

--------------------------------------------------------------------------------------------------------
 CLASS Y
 Sold                                                                       --             $         --
 Dividends and/or
 distributions reinvested                                                   --                       --
 Redeemed                                                                   --                       --
                                                                ----------------------------------------
 Net increase                                                               --             $         --
                                                                ========================================




1. For the period from August 2, 1999 (commencement of operations) to June 30, 2000.





                   35 OPPENHEIMER MAIN STREET SMALL CAP FUND

 NOTES TO FINANCIAL STATEMENTS Continued

 ===============================================================================
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended June 30, 2000, were $391,238,958 and $168,218,452, respectively.

    As of June 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $227,674,275 was:

        Gross unrealized appreciation           $ 67,688,759
        Gross unrealized depreciation            (11,031,406)
                                                ------------
         Net unrealized appreciation            $ 56,657,353
                                                ============

 ===============================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the period ended June 30, 2000, was an annualized rate of 0.74%, before any waiver by the Manager if applicable.
 -------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
 -------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        AGGREGATE        CLASS A  COMMISSIONS     COMMISSIONS      COMMISSIONS
                        FRONT-END      FRONT-END   ON CLASS A      ON CLASS B       ON CLASS C
                    SALES CHARGES  SALES CHARGES       SHARES          SHARES           SHARES
                       ON CLASS A    RETAINED BY  ADVANCED BY     ADVANCED BY      ADVANCED BY
 PERIOD ENDED              SHARES    DISTRIBUTOR  DISTRIBUTOR(1)  DISTRIBUTOR(1)   DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------
 June 30, 2000         $1,326,477       $409,675     $107,654      $2,005,132         $218,672

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                  CLASS A                   CLASS B                   CLASS C
                      CONTINGENT DEFERRED       CONTINGENT DEFERRED       CONTINGENT DEFERRED
                            SALES CHARGES             SALES CHARGES             SALES CHARGES
 PERIOD ENDED     RETAINED BY DISTRIBUTOR   RETAINED BY DISTRIBUTOR   RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------
 June 30, 2000                        $--                   $65,916                    $9,376


                   36 OPPENHEIMER MAIN STREET SMALL CAP FUND

   The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
 -------------------------------------------------------------------------------
 CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the period ended June 30, 2000, payments under the Class A plan totaled $193,207, all of which were paid by the Distributor to recipients, and included $16,523 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
 -------------------------------------------------------------------------------
 CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

 The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

 The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the period ended June 30, 2000, were as follows:

                                                           DISTRIBUTOR'S     DISTRIBUTOR'S
                                                               AGGREGATE      UNREIMBURSED
                                                            UNREIMBURSED     EXPENSES AS %
                          TOTAL PAYMENTS  AMOUNT RETAINED       EXPENSES     OF NET ASSETS
                            UNDER PLAN     BY DISTRIBUTOR     UNDER PLAN          OF CLASS
-------------------------------------------------------------------------------------------
 Class B Plan                   $471,651         $423,540     $2,103,698              2.12%
 Class C Plan                    199,517          129,180        320,041              0.73


                   37 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS Continued

 ===============================================================================
 5. FOREIGN CURRENCY CONTRACTS

 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

   The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

   The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

   Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

 As of June 30, 2000, the Fund had outstanding foreign currency contracts as follows:


                             EXPIRATION     CONTRACT AMOUNT     VALUATION AS OF      UNREALIZED
 CONTRACT DESCRIPTION              DATE              (000s)       JUNE 30, 2000    DEPRECIATION
 -----------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 Canadian Dollar (CAD)           7/4/00              60 CAD             $40,600              $9


 ===============================================================================
 6. ILLIQUID OR RESTRICTED SECURITIES

 As of June 30, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2000, was $325,549, which represents 0.11% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                                                       VALUATION
                                                                                  PER UNIT AS OF
 SECURITY                                   ACQUISITION DATE   COST PER UNIT       JUNE 30, 2000
-------------------------------------------------------------------------------------------------------------------
 STOCKS
 Integral Systems, Inc.                              2/15/00          $31.00              $13.02



                   38 OPPENHEIMER MAIN STREET SMALL CAP FUND

 ===============================================================================
 7. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

   The Fund had no borrowings outstanding during the period ended June 30, 2000.

 ===============================================================================
 8. SUBSEQUENT EVENT
 William A. Baker and Ned M. Steel have resigned as Trustees of Main Street(R) Small Cap Fund, effective July 1, 2000.


                   39 OPPENHEIMER MAIN STREET SMALL CAP FUND

 ===============================================================================
 TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
 OF OPPENHEIMER MAIN STREET SMALL CAP FUND:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small Cap Fund, including the statement of investments, as of June 30, 2000, and the related statement of operations for the period then ended, the statement of changes in net assets for the period ended June 30, 2000, and the financial highlights for the period August 2, 1999 (commencement of operations), to June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Small Cap Fund as of June 30, 2000, the results of its operations for the period then ended, the changes in net assets for the period ended June 30, 2000, and the financial highlights for the period August 2, 1999 (commencement of operations), to June 30, 2000, in conformity with accounting principles generally accepted in the United States of America.


 DELOITTE & TOUCHE LLP


 Denver, Colorado
 July 24, 2000


                   40 OPPENHEIMER MAIN STREET SMALL CAP FUND

 FEDERAL INCOME TAX INFORMATION

 ===============================================================================
 In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

   Dividends and distributions of $0.0225 per share were paid to Class A, Class B, Class C and Class Y shareholders, on December 10, 1999, all of which was designated as ordinary income for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

   Dividends paid by the Fund during the fiscal period ended June 30, 2000 which are not designated as capital gain distributions should be multiplied by 21.43% to arrive at the net amount eligible for the corporate dividend-received deduction.

   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   41 OPPENHEIMER MAIN STREET SMALL CAP FUND

 OPPENHEIMER MAIN STREET SMALL CAP FUND
 ===============================================================================

 OFFICERS AND TRUSTEES     James C. Swain, Trustee and Chairman of the Board
                           Bridget A. Macaskill, Trustee and President
                           William L. Armstrong, Trustee
                           Robert G. Avis, Trustee
                           William A. Baker, Trustee
                           George C. Bowen, Trustee
                           Edward L. Cameron, Trustee
                           Jon S. Fossel, Trustee
                           Sam Freedman, Trustee
                           Raymond J. Kalinowski, Trustee
                           C. Howard Kast, Trustee
                           Robert M. Kirchner, Trustee
                           Ned M. Steel, Trustee
                           Charles Albers, Vice President
                           Andrew J. Donohue, Vice President and Secretary
                           Brian W. Wixted, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary
 ===============================================================================
 INVESTMENT ADVISOR        OppenheimerFunds, Inc.


 ===============================================================================
 DISTRIBUTOR               OppenheimerFunds Distributor, Inc.


 ===============================================================================
 TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
 SERVICING AGENT


 ===============================================================================
 CUSTODIAN OF              The Bank of New York
 PORTFOLIO SECURITIES


 ===============================================================================
 INDEPENDENT AUDITORS      Deloitte & Touche llp


 ===============================================================================
 LEGAL COUNSEL             Myer, Swanson, Adams & Wolf, P.C.


                           This is a copy of a report to shareholders of Oppenheimer Main Street Small Cap Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street Small Cap Fund. For other material information concerning the Fund, see the Prospectus.

                           SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                           OPPENHEIMER FUNDS ARE DISTRIBUTED BY
                           OPPENHEIMERFUNDS DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY 10048-0203.


         (C) Copyright 2000 OppenheimerFunds, Inc. All right reserved.

                   42 OPPENHEIMER MAIN STREET SMALL CAP FUND

 OPPENHEIMERFUNDS FAMILY

 ====================================================================================================
 GLOBAL EQUITY
                         Developing Markets Fund            Global Fund
                         International Small Company Fund   Quest Global Value Fund
                         Europe Fund                        Global Growth & Income Fund
                         International Growth Fund


 ====================================================================================================
 EQUITY

                         Stock                              Stock & Bond
                         Enterprise Fund(1)                 Main Street(R) Growth & Income Fund
                         Discovery Fund                     Quest Opportunity Value Fund
                         Main Street(R) Small Cap Fund      Total Return Fund
                         Quest Small Cap Value Fund         Quest Balanced Value Fund
                         MidCap Fund                        Capital Income Fund(2)
                         Capital Appreciation Fund          Multiple Strategies Fund
                         Growth Fund                        Disciplined Allocation Fund
                         Disciplined Value Fund             Convertible Securities Fund
                         Quest Value Fund
                         Trinity Growth Fund                Specialty
                         Trinity Core Fund                  Real Asset Fund
                         Trinity Value Fund                 Gold & Special Minerals Fund


 ====================================================================================================
 FIXED INCOME



                         Taxable                            Municipal
                         International Bond Fund            California Municipal Fund(3)
                         World Bond Fund                    Main Street(R) California Municipal Fund(3)
                         High Yield Fund                    Florida Municipal Fund(3)
                         Champion Income Fund               New Jersey Municipal Fund(3)
                         Strategic Income Fund              New York Municipal Fund(3)
                         Bond Fund                          Pennsylvania Municipal Fund(3)
                         Senior Floating Rate Fund          Municipal Bond Fund
                         U.S. Government Trust              Insured Municipal Fund
                         Limited-Term Government Fund       Intermediate Municipal Fund

                                                            Rochester Division
                                                            Rochester Fund Municipals
                                                            Limited Term New York Municipal Fund


 ====================================================================================================
 MONEY MARKET(4)

                         Money Market Fund                  Cash Reserves




 1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
 2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
 Fund."
 3. Available to investors only in certain states.
 4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



                   43 OPPENHEIMER MAIN STREET SMALL CAP FUND

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